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                                                                  EXHIBIT 10.14

                      FIRST AMENDMENT TO LEASE AGREEMENT

     This First Amendment to Lease Agreement ("Amendment") is entered into as of January 15, 1999, by and between KOLL/INTEREAL BAY AREA, a California general partnership, ("Landlord"), and IGS TECHNOLOGIES, INC., a California corporation ("Tenant"), formerly known as Integraphics Systems, Inc., with reference to the following facts:

                                   Recitals
                                   --------

     A. Landlord and Tenant entered into that certain lease agreement dated October 27, 1995 ("Lease"), for premises located in the City of Santa Clara, County of Santa Clara, State of California more particularly described in the Lease and commonly known as 4001 Burton Drive ("Premises").

     B.   Landlord and Tenant now wish to amend the Lease to extend the three
(3) year term of the Lease for an additional six (6) months as more particularly set forth hereinbelow.

     NOW, THEREFORE, in consideration of the covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                           Amendments and Agreements
                           -------------------------

     1.   Recitals. All of the above recitals are true and correct.
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     2.   Definitions. Unless otherwise defined in this Amendment, all
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capitalized terms used in this Amendment which are not defined in this Amendment shall have the same meaning and definition given them in the Lease.

     3.   Extension of Term. The existing three (3) year term of the Lease is
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hereby extended for an additional six (6) month period commencing on February 1,
1999 and expiring on July 31, 1999 ("Extension Period"). All references in the Lease and in this Amendment to "Term" shall mean the existing three (3) year term of the Lease as extended through the Extension Period.

     4.   Monthly Rent. Net Monthly Rent for each and every month of the
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Extension Period shall be Twenty-Five Thousand Five Hundred Sixty-Seven and
25/100ths Dollars ($25,567.25) per month.

     5.   As Is. Tenant shall lease the Premises for the Extension Period in its
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"AS IS" condition on the date of the commencement of the Extension Period.
Landlord shall have no obligation to make any improvements, alterations, modifications, repairs or refurbishments of any nature whatsoever to the Premises as a condition to or in connection with Tenant's lease of the Premises for the Extension Period.

     6.   Brokers. Each of Landlord and Tenant represent and warrant to the
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other that neither it nor its officers, partners, agents, or anyone acting on behalf of it, has dealt with any real estate broker in the negotiating or making of this Amendment, except that Landlord has dealt with CB Richard Ellis, Inc., a Delaware corporation ("CBRE"), in the negotiating and making of this Amendment. Each of Landlord and Tenant agree to indemnify and hold the other harmless from any claims, costs, or expenses, including reasonable attorneys' fees and costs, incurred by the indemnified party in conjunction with any claim or claims of any broker to a commission in connection with this Amendment as a result of the acts or omissions of the indemnifying party.

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Any commission or other compensation due CBRE in connection with this Amendment shall be paid by Landlord.

     7.   Inconsistency. In the event of any inconsistency or conflict between
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the terms of this Amendment and the terms of the Lease with respect to the matters which are a subject of this Amendment, the terms of this Amendment shall control.

     8.   Ratification. Except as amended by this Amendment, the terms and
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provisions of the Lease are hereby ratified, confirmed, and shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first hereinabove written.

                                   LANDLORD:
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                                   KOLL/INTEREAL BAY AREA,
                                   a California general partnership

                                   By:  CB Richard Ellis, Inc.,
                                        a Delaware corporation
                                   Its: Managing Agent

                                        By:  /s/ Leland A. Waller
                                           ----------------------

                                        Its: as Director CBREI
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                                   TENANT:
                                   ------

                                   IGS TECHNOLOGIES, INC.,
                                   a California corporation

                                   By: /s/ Kenny Liu
                                      ---------------------------

                                   Its:      CEO
                                       --------------------------


                                   By:___________________________

                                   Its:__________________________

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